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                                                                    Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

         In connection with the Quarterly Report of Belden & Blake Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






Date:    August 14, 2002                 /s/ John L. Schwager
      ----------------------            -----------------------------
                                        John L. Schwager, Director, President
                                        and Chief Executive Officer




Date:    August 14, 2002                 /s/ Robert W. Peshek
      ----------------------            -----------------------------
                                        Robert W. Peshek, Vice President
                                        and Chief Financial Officer